Exhibit 99.1

Sphere 3D Reports Fourth Quarter and Fiscal Year 2017 Financial Results

SAN JOSE, Calif. – March 21, 2018 – Sphere 3D Corp. (NASDAQ: ANY), a containerization, virtualization, and data management solutions provider, today reported financial results for its fourth quarter and fiscal year ended December 31, 2017.

“With a year over year revenue increase of over $5 million, I am pleased to report we closed 2017 with momentum and have laid the foundation for growth. Moreover, we demonstrated our continued commitment to improving operational efficiencies through a reduction of nearly $6 million in operating expense for the year which helped reduce our adjusted EBIDTA losses by over 50%,” said Eric Kelly, chairman and chief executive officer of Sphere3D. “We have executed on our goal to promote both the virtualization business through our HVE brand, and the storage business through our Overland-Tandberg brand. As market awareness for our products increases, we believe we are well positioned to continue to grow our business.”

Financial Highlights	Three Months Ended	Three Months Ended	Twelve Months Ended	Twelve Months Ended
(in millions)	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016

Net revenue	$18.7	$18.7	$81.5	$76.4
Gross profit	$5.7	$5.4	$24.7	$22.3
Gross margin (%)	30.7%	28.9%	30.3%	29.2%
Adjusted EBITDA (1)	$(2.3)	$(2.4)	$(6.6)	$(14.1)
Net loss	$(7.4)	$(7.5)	$(26.2)	$(68.5)

(1)	Non-GAAP financial measure as defined below. See the “Use of GAAP and Non-GAAP Financial Measures” and “Non- GAAP Reconciliations” sections of this announcement below.

Fiscal Year Financial Results:

Net revenue for 2017 was $81.5 million, compared to net revenue of $76.4 million for 2016.

Product revenue for 2017 was $72.8 million, compared to product revenue of $68.1 million for 2016.

Disk systems revenue was $52.5 million, compared to $46.8 million for 2016. Disk systems is defined as RDX, SnapServer family, virtual desktop infrastructure, and Glassware derived products.

Tape archive revenue was $20.3 million, compared to $21.3 million for 2016.

Service revenue was $8.7 million, compared to $8.3 million for 2016.

Gross margin for 2017 was 30.3%, compared to 29.2% for 2016. Non-GAAP gross margin for the 2017 was 33.1%, compared to 32.3% for 2016. Our methodology for determining non- GAAP gross margin, which excludes the effect of intangible asset amortization from gross profit, is described in the Use of GAAP and Non-GAAP Financial Measures section of this announcement. See also, Non-GAAP Reconciliations” below.

Operating expenses for 2017 were $48.6 million, compared to $86.2 million for 2016. Operating expenses included $2.5 million of impairment of acquired intangible assets for 2017, and $34.4 million of impairment of goodwill and acquired intangible assets for 2016.

Share-based compensation expense for 2017 was $7.8 million, compared to $9.1 million for 2016. Depreciation and amortization was $6.1 million in 2017, compared to $6.2 million in 2016.

Net loss for 2017 was $26.2 million, or a loss of $5.26 per share, compared to a net loss of $68.5 million, or a loss of $34.42 per share, for 2016.

Adjusted EBITDA for 2017 was a loss of $6.6 million, or a net loss of $1.32 per share, based on 5.0 million shares outstanding, compared to an adjusted EBITDA of a loss of $14.1 million in 2016, or a net loss of $7.08 per share, based on 2.0 million shares outstanding. Adjusted EBITDA is a non-GAAP financial measure. For information regarding the non-GAAP financial measures discussed in this release, please see “Use of GAAP and Non-GAAP Financial Measures” and "Non-GAAP Reconciliations " below.

The preceding financial results for the full year of 2017 include contribution from our acquisitions of Unified ConneXions, Inc and HVE ConneXions, LLC in January 2017.

Fourth Quarter 2017 Financial Results:

Net revenue for the fourth quarter of 2017 and 2016 was $18.7 million.

Product revenue for the fourth quarter of 2017 was $16.7 million, compared to $16.8 million for the fourth quarter of 2016.

Disk systems revenue was $11.9 million, compared to $11.6 million for the fourth quarter of 2016. Disk systems is defined as RDX, SnapServer family, virtual desktop infrastructure, and Glassware derived products.

Tape archive product revenue was $4.8 million compared to $5.2 million for the fourth quarter of 2016.

Service revenue for the fourth quarter of 2017 was $2.0 million, compared to $1.9 million in the fourth quarter of 2016.

Gross margin for the fourth quarter of 2017 was 30.7%, compared to 28.9% for the fourth quarter of 2016. Non-GAAP gross margin for the fourth quarter of 2017 was 33.8%, compared to 31.9% for the fourth quarter of 2016. Our methodology for determining non-GAAP gross margin, which excludes the effect of intangible asset amortization from gross profit, is described in the Use of GAAP and Non-GAAP Financial Measures section of this announcement. See also, Non-GAAP Reconciliations” below.

Operating expenses for the fourth quarter of 2017 were $14.3 million, compared to $10.8 million for the fourth quarter of 2016. Included in the operating expenses for the fourth quarter of 2017 were $2.5 million of impairment of acquired intangible assets.

Share-based compensation expense for the fourth quarter of 2017 was $2.1 million, compared to $1.7 million for the fourth quarter of 2016. Depreciation and amortization was $1.5 million in fourth quarter of 2017 and 2016.

Net loss for the fourth quarter of 2017 was $7.4 million, or a net loss of $1.10 per share, compared to a net loss of $7.5 million, or a net loss of $3.57 per share, in the fourth quarter of 2016.

Adjusted EBITDA (a non-GAAP financial measure) presented in the same manner described above) for the fourth quarter of 2017 was a net loss of $2.3 million, or a net loss of $0.35 per share, based on 6.7 million weighted average shares outstanding, compared to adjusted EBITDA net loss of $2.4 million, or net loss of $1.16 per share, based on 2.1 million weighted average shares outstanding for the fourth quarter of 2016.

Cash and cash equivalents at December 31, 2017 were $4.6 million, compared to $5.1 million at December 31, 2016.

The preceding financial results for the fourth quarter of 2017 include contribution from our acquisition in January 2017.

Investor Conference Call:

The Company will not be holding a fourth quarter and fiscal year 2017 earnings conference call.

Use of GAAP and Non-GAAP Financial Measures:

To supplement Sphere 3D’s consolidated financial statements presented in accordance with GAAP, the Company uses Adjusted EBITDA, a non-GAAP financial measure that excludes from the statement of operations the effects of interest expense, income taxes, impairment of goodwill and acquired intangible assets, acquisition costs, depreciation and amortization, share-based compensation, loss on revaluation of investment, and warrant revaluation. The Company also uses Non-GAAP gross profit and Non-GAAP gross-margin, non-GAAP financial measures that exclude the effect of intangible asset amortization. Sphere 3D uses the above non-GAAP financial measures internally to understand, manage and evaluate the business. Management believes it is useful for itself and investors to review, as applicable, both GAAP information and the non-GAAP measures in order to assess the performance of continuing operations and for planning and forecasting in future periods. The presentation of these non-GAAP measures is intended to provide investors with an understanding of the Company’s operational results and trends that enables them to analyze the base financial and operating performance and facilitate period-to-period comparisons and analysis of operational trends. Sphere 3D believes the presentation of these non-GAAP financial measures is useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, our non-GAAP financial measures may not be comparable to similarly titled measures utilized by other companies since such other companies may not calculate such measures in the same manner as we do.

Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the most comparable GAAP measures, which are provided in the attached table after the text of this release.

Additional Information

On February 20, 2018, Sphere 3D Corp. (“Sphere 3D” or the “Company”), Overland Storage, Inc. (“Overland”), a California corporation and a wholly owned subsidiary of the Company, and Silicon Valley Technology Partners LLC, a Delaware limited liability company established and controlled by Eric Kelly, the Company’s Chief Executive Officer and Chairman of the Board of Directors (the “Purchaser”) entered into a share purchase agreement (the “Purchase Agreement”), pursuant to which, among other things, and subject to certain closing conditions, the Company will sell to Purchaser all of the issued and outstanding shares of capital stock of Overland (the “Share Purchase”). In connection with the Share Purchase, the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement of the Company on Schedule 14A, which proxy statement will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. Investors are urged to read the proxy statement (including all amendments and supplements) as it will contain important information. Investors may obtain free copies of the proxy statement when it becomes available, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of these documents may also be obtained for free from the Company’s web site at www.sphere3d.com.

Participants in Solicitation

The Company, the Purchaser and their respective executives, officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 20-F, which was filed with the SEC on March 31, 2017, the proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on November 13, 2017, and the preliminary proxy statement for a special meeting of shareholders, which was filed with the SEC on February 27, 2018. Investors may obtain more detailed information regarding the direct and indirect interests of the Company, the Purchaser and their respective executives, officers and directors in the transaction by reading the definitive proxy statement regarding the transaction, which will be filed with the SEC.

About Sphere 3D

Sphere 3D Corp. (NASDAQ: ANY) delivers containerization, virtualization, and data management solutions via hybrid cloud, cloud and on-premise implementations through its global reseller network and professional services organization. Sphere 3D, along with its wholly owned subsidiaries Overland Storage, and Tandberg Data, has a strong portfolio of brands, including Overland-Tandberg, HVE ConneXions and UCX ConneXions, dedicated to helping customers achieve their IT goals. For more information, visit www.sphere3d.com. Follow us on Twitter @Sphere3D , @HVEconneXions and @ovltb

Safe Harbor Statement

This press release contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties including, without limitation, the entry into the Purchase Agreement with Purchaser, pursuant to which Purchaser proposes to acquire Overland and the Data Protection and Archive business from Sphere 3D; Purchaser’s inability to obtain sufficient financing to fund such acquisition and our inability to meet the closing conditions and to close such acquisition on a timely basis; our inability to obtain additional debt or equity financing or to refinance our debt; any increase in our cash needs; the Company’s ability to maintain listing with the NASDAQ Capital Market; our ability to successfully integrate the UCX and HVE ConneXions business with Sphere 3D’s other businesses; unforeseen changes in the course of our business or the business of our wholly-owned subsidiaries, including, without limitation, Overland Storage and Tandberg Data; market adoption and performance of our products; the level of success of our collaborations and business partnerships; possible actions by customers, partners, suppliers, competitors or regulatory authorities; and other risks detailed from time to time in our periodic reports contained in our Annual Information Form and other filings with Canadian securities regulators (www.sedar.com) and in prior periodic reports filed with the United States Securities and Exchange Commission (www.sec.gov). Sphere 3D undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Investor Contact:
The Blueshirt Group
Lauren Sloane
Tel: +1 415-217-2632
Lauren@blueshirtgroup.com

SPHERE 3D CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)
Net revenue	$18,668	$18,723	$81,523	$76,393
Cost of revenue	12,935	13,308	56,839	54,054
Gross profit	5,733	5,415	24,684	22,339

Operating expenses:
Sales and marketing	4,592	4,661	18,682	22,243
Research and development	1,821	1,864	7,281	8,794
General and administrative	5,369	4,254	20,112	20,728
Impairment of goodwill and acquired intangible assets	2,524	-	2,524	34,398
	14,306	10,779	48,599	86,163
Loss from operations	(8,573)	(5,364)	(23,915)	(63,824)
Interest expense	(621)	(1,211)	(3,391)	(1,981)
Interest expense - related party	(608)	(681)	(2,520)	(3,106)
Other (expense) income, net	(213)	650	2,010	1,276
Loss before income taxes	(10,015)	(6,606)	(27,816)	(67,635)
(Benefit from) provision for income taxes	(2,634)	878	(1,632)	825
Net loss	$(7,381)	$(7,484)	$(26,184)	$(68,460)

Net loss per share:
Basic and diluted	$(1.10)	$(3.57)	$(5.26)	$(34.42)

Shares used in computing net loss per share:
Basic and diluted	6,703	2,096	4,978	1,989

SPHERE 3D CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2017	2016
	(Unaudited)	(Unaudited)

ASSETS
Cash and cash equivalents	$4,598	$5,056
Accounts receivable, net	11,482	11,591
Inventory, net	8,366	10,002
Other current assets	1,829	3,621
Total current assets	26,275	30,270
Property and equipment, net	2,742	3,058
Intangible assets, net	41,473	47,728
Goodwill	11,590	11,068
Other assets	1,200	432
Total assets	$83,280	$92,556

LIABILITIES AND EQUITY
Current liabilities	$67,910	$42,854
Long-term debt, related party	-	24,401
Deferred income taxes	1,342	3,100
Other long-term liabilities	3,565	1,755
Total shareholders' equity	10,463	20,446
Total liabilities and shareholders' equity	$83,280	$92,556

SPHERE 3D CORP.
NON-GAAP RECONCILIATIONS
(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2017	2016	2017	2016
	(Unaudited)		(Unaudited)

Revenue	$18,668	$18,723	$81,523	$76,393

Gross Profit - GAAP	$5,733	$5,415	$24,684	$22,339
Intangible asset amortization	570	565	2,269	2,318
Gross Profit - Non -GAAP	$6,303	$5,980	$26,953	$24,657

Gross Margin Percentages
GAAP	30.7%	28.9%	30.3%	29.2%
Non-GAAP	33.8%	31.9%	33.1%	32.3%

Net loss	$(7,381)	$(7,484)	$(26,184)	$(68,460)
Less:
Interest	1,229	1,892	5,911	5,087
(Benefit from) provision for income taxes	(2,634)	878	(1,632)	825
Impairment of goodwill and acquired intangible assets	2,524	-	2,524	34,398
Acquisition costs	-	-	34	-
Depreciation and amortization	1,513	1,493	6,087	6,187
Share-based compensation	2,148	1,695	7,795	9,131
Loss on revaluation of investment	-	-	1,145	-
Warrant revaluation loss (gain)	269	(900)	(2,249)	(1,248)
Adjusted EBITDA	$(2,332)	$(2,426)	$(6,569)	$(14,080)

Net loss per share:
Basic and diluted	$(1.10)	$(3.57)	$(5.26)	$(34.42)

Adjusted net loss per share:
Basic and diluted	$(0.35)	$(1.16)	$(1.32)	$(7.08)

Shares used in computing net loss and adjusted EBITDA per share:
Basic and diluted	6,703	2,096	4,978	1,989

Non-GAAP Financial Measures:

To supplement Sphere 3D’s consolidated financial statements presented in accordance with GAAP, the Company uses non-GAAP financial measures that exclude from the statement of operations the effects of interest expense, income taxes, impairment of goodwill and acquired intangible assets, acquisition costs, depreciation and amortization, share-based compensation, loss on revaluation of investment, and warrant revaluation. These non-GAAP financial measures are non-GAAP gross margin and adjusted EBITDA. Sphere 3D uses the above non-GAAP financial measures internally to understand, manage and evaluate the business. Management believes it is useful for itself and investors to review, as applicable, both GAAP information and the non-GAAP measures in order to assess the performance of continuing operations and for planning and forecasting in future periods. The presentation of these non-GAAP measures is intended to provide investors with an understanding of the Company’s operational results and trends that enables them to analyze the base financial and operating performance and facilitate period-to-period comparisons and analysis of operational trends. Sphere 3D believes the presentation of these non-GAAP financial measures is useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, our non-GAAP financial measures may not be comparable to similarly titled measures utilized by other companies since such other companies may not calculate such measures in the same manner as we do.